UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2025

MARWYNN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42554	99-1867981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Chrysler Unit C Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-706-9966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Symbol(s) on which registered	Trading	Name of each exchange
Common Stock, par value $0.001 per share	MWYN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

As previously disclosed, on September 24, 2025, the board of directors (the “Board”) of Marwynn Holdings, Inc. (the “Company”) established December 4, 2025 as the date of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), which was originally planned to be held virtually by means of remote communication. The record date for the 2025 Annual Meeting is October 27, 2025 (the “Record Date”). Stockholders owning the Company’s common stock and preferred stock at the close of business on the Record Date, or their legal proxy holders, are entitled to vote at the 2025 Annual Meeting.

On October 21, 2025, the Board determined to reschedule the 2025 Annual Meeting to December 15, 2025 to allow for sufficient preparation and coordination, while maintaining the same Record Date of October 27, 2025. The Board also determined that the 2025 Annual Meeting will be held in person at the offices of the Company, located at 12 Chrysler Unit C, Irvine, CA 92618. Additional details regarding the time, location, and means of attending the 2025 Annual Meeting will be provided in the Company’s definitive proxy statement on Schedule 14A.

The due date for stockholders to submit proposals for inclusion in the Company’s proxy materials for the 2025 Annual Meeting under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or under the Company’s Second Amended and Restated Bylaws (the “Bylaws”), will remain October 6, 2025, as previously reported. Proposals must be delivered to the Company’s Secretary at Marwynn Holdings, Inc., 12 Chrysler Unit C, Irvine, CA 92618, by the close of business on that date, and must comply with all applicable rules and requirements under Rule 14a-8 and the Bylaws. Similarly, the deadline for stockholder director nominations and other proposals to be presented at the 2025 Annual Meeting, including any notice submitted on Schedule 14N (if applicable), will also remain October 6, 2025. Any such nominations or proposals received after that date will be considered untimely and will not be included in the Company’s proxy materials or brought before the 2025 Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marwynn Holdings, Inc.

	By:	/s/ Yin Yan
	Name:	Yin Yan
Date: October 22, 2025	Title:	Chief Executive Officer and Chairperson

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